QUARTERLY REPORT
                                 JUNE 30, 2006

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                   July 24, 2006
Dear Fellow Shareholders:

  Despite a strong finish, the June quarter was somewhat difficult for stocks. The FMI Common Stock Fund declined 4.31%*<F1> in the June quarter, bringing the calendar year-to-date performance to a gain of 3.98%. The Russell 2000 Index(1)<F2> declined 5.02% in the quarter and was up 8.21% on the year. Investors' fears about interest rates, inflation and the economy seemed to fuel the turnaround in the market. Several of the speculative areas we cited in the March report, particularly industrial cyclicals and commodities, fell substantially in the quarter. Stocks that helped the Fund in the June quarter included Sybron Dental Specialties, Inc., which was acquired by Danaher Corporation, Global Imaging Systems, Inc., Albemarle Corp. and Werner Enterprises, Inc. Equities that detracted from the results included ADVO, Inc., G & K Services, Inc., ServiceMaster Co. and Applebee's International, Inc.

  The market seemed to have a schizophrenic nature throughout the June quarter. One day, investors would fret the Bernanke Fed and the prospect of higher rates to fight nascent inflation. The next day, ostensibly due to a piece of news such as a weaker-than-expected payroll number, the market would rally. A third theme had the economy lurching toward recession. Volatility picked up significantly after the relative calm of the past two years, as one might imagine. Such increased volatility, combined with what is shaping up to be a record year of merger and acquisition (M&A) activity, historically portends market peaks. Of course, volatility could substantially increase from here and the deal calendar could get even busier, which could lead to a big rally in the market. From 1996-1999, we thought the combination of high volatility, frenetic M&A, and silly valuations would send the market lower. By 2000 we were right, but it is a reminder that these things happen on their own time schedule.
Having said this, it is difficult to imagine that investors could go looney again so soon after the last debacle.

  Twice each year we make some big picture comments. Below are a few thoughts on the economy, energy and housing, as well as what we believe is an interesting historical review of valuations.

The Economy
-----------
  Real Gross Domestic Product (GDP) expanded at a surprisingly strong 5.6% in the first quarter. With high gasoline and energy prices, and generally higher prices overall, combined with a slowing of the home equity cash-out-to-spend cycle, one would not have anticipated this sort of number. But in the short run, anything is possible, and it is instructive to remember that the first quarter undoubtedly rebounded off a weak (hurricane aftermath) December quarter. There were certainly plenty of signs pointing to a slower growth rate in the June quarter. Auto and home sales slowed and many consumer-related stocks have signaled weaker results. On June 29, The Federal Reserve Open Market Committee, after raising the Fed Funds Rate to 5.25%, said, "_indicators suggest that economic growth is moderating from its quite strong pace earlier this year." Although the market rallied in the face of this seventeenth consecutive rate hike on the theory that the Fed might be don eraising rates, the gray-haired among us shuddered to contemplate rising rates, escalating inflation, and a weakening economy. These circumstances harken back to the stagflation days in the 1970s and early 1980s. While we are a long way from such an environment, the fact that pundits have started talking about it suggests that the so-called Goldilocks economy of the last several years may be a thing of the past. It is certainly ironic that Mr. Bernanke finds himself battling inflation demons when just a few short years ago as a Fed governor, he talked about dropping dollar bills from a helicopter to forestall deflation! We do not see inflation getting out of hand, primarily because of international labor arbitrage keeping wages in check.

  We reiterate our opinion from six months ago that we see slower growth ahead, particularly from the standpoint of consumer spending. Inflation in May was 4.2% on a year-over-year basis and even the "core" rate, which excludes food and energy, was 2.4%. Real discretionary income appears to be falling. Payroll growth seems to have stopped improving and wages (+3.8%) are not keeping pace with inflation. Consumer borrowing rates and mortgage interest rates are rising. Merrill Lynch estimates that over 60% of 2005 consumer spending growth was the result of mortgage equity withdrawal. That conduit has obviously diminished in 2006. All of these items can change quickly, but for the time being, the economy looks like it will be weaker in the months ahead.

*<F1> The Fund's one year and annualized five and ten year returns through June 30, 2006 were 12.87%, 10.14% and 12.47%, respectively.
(1)<F2> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.

Energy
------
  In our December 31, 2005 quarterly report, we said that we thought oil had peaked, and the fundamentals supported a lower price, but that hasn't stopped crude from rising another $10 in the last six months! Crude inventories are now at a 20-year high. Consumption growth has fallen. According to BP's chief economist, worldwide demand growth in 2005 decelerated to 2.7% from 4.4% in 2004. U.S. consumption was down 0.1% in 2005, the first time since 1985 that the U.S. experienced above-average GDP growth and declining energy consumption. Chinese energy consumption grew 9.5% in 2005 compared to 15.5% in 2004 despite economic growth of close to 10% in both years. Price sends a signal to the market and we are seeing conservation and efficiency measures taking hold. Spending for exploration and refining is increasing dramatically. Eventually this should mean lower energy prices. Natural gas inventories are over 30% above levels of a year ago and over 60% higher than the five-year average. With this market being more regional in nature and perhaps not as sensitive as oil is to terrorism concerns, prices have fallen approximately 50% over the past six months.

Housing
-------
  Signs of a housing slowdown are now widely prevalent. Prices in some of the hottest markets have already declined 10-20%. The National Association of Realtors' figures show declines of 10% or more in 25 of the top 150 markets between October 2005 and April 2006. Inventories are up substantially and time to close transactions has stretched significantly. The current inventory levels of new (570,000) and existing (3.38 million) homes for sale is 64% and 66% above their 10-year average of 344,000 and 2.03 million units, respectively. Housing starts began falling late last year and although the month-to-month numbers jump around considerably, they are down by double digits in 2006. Historically, new sales have been a leading indicator of existing home sales, a much larger market. There have been ten down housing cycles in the past fifty years. According to Merrill Lynch, on average, housing starts drop 42% during these down periods, and the duration of the cycles is roughly two years. In seven of these ten cycles, the downturn foreshadowed a recession.

Valuation
---------
  In the December report, we discussed long-term valuation measurements and the character of the corresponding histograms. We mentioned that these histograms were not smooth bell curves, but rather more randomly distributed. If anything, the valuation distributions were more "barbell" in nature. We'd like to follow up on that commentary by depicting four popular valuation measurements graphically. We would also like to thank The Leuthold Group for permission to use this data. The first three histograms use the Standard & Poor's (S&P) Industrials - formerly the S&P 400 Industrials - which are the non-financial companies in the S&P 500. Data on the price-to-book (book value ratio) multiple, price-to-earnings multiple and market value-to-GDP histograms goes back to 1926 and the price-to-sales data goes back to 1956. Although the print is necessarily small to fit in this letter, full size reproductions will soon be made available on the Adviser's website, at www.fiduciarymgt.com.
                                            --------------------

  Each quarter constitutes a data point. For example, in the first histogram, price-to-book value, the farthest data point to the left, and thus the cheapest, is 32-2, which is in the .40 column. In other words, in the second quarter of 1932, stocks sold at 40% of their book value. On March 31, 2006 (the latest data point available), stocks sold at 290% of their book value. Each histogram has a corresponding valuation distribution table, divided by deciles. The current book multiple is in the ninth decile. It is interesting to note the shape of all of the histograms. In no case, and in no other valuation measure that we studied, is there a classic normal distribution. If anything, the distributions are more bimodal in nature, which is not surprising when you think about the stock market. The stock market tends to go through periods of excessive optimism and excessive pessimism. There is nothing magical about the median; it is just another plot on the graph. Valuations tend to cluster to the right, "expensive," or the left, "cheap." Thus, looking at the left side of the graph we generally see the 1930s, 1940s and 1970s. On the right side are the 1990s and 2000s.

                       S&P INDUSTRIALS: BOOK VALUE RATIO
                                  1926 TO DATE

S&P INDUSTRIALS
QUARTERLY AVERAGE
BOOK VALUE RATIO
1926 TO DATE
321 QUARTERS


Ratio  Year-Quarter
-----  ------------
  .40  32-2
  .50  32-3   32-4   33-1
  .60  32-1
  .70  31-4
  .80  33-2
  .90  33-4   34-3   42-1  42-2  42-3
 1.00  31-3   33-3   34-2  34-4  35-1  41-2  41-4  42-4  49-1  49-2  49-3
 1.05  31-2   34-1   35-2  48-4  49-4
 1.10  38-2   40-3   41-1  41-3  43-1  48-1  50-1  50-3  82-1  82-2  82-3
 1.15  40-2   40-4   43-4  44-1  48-3  50-2  53-3  74-4  78-1  80-2
 1.20  35-3   38-1   39-2  43-2  43-3  44-2  44-3  44-4  47-2  47-4  48-2   50-4 53-2  53-4  78-4  79-1  79-2 79-3 79-4  81-4
 1.25  30-4   31-1   37-4  45-1  47-3  51-1  51-2  51-4  52-1  52-2  52-4   54-1 77-4  78-2  80-1  81-3
 1.30  26-2   38-3   39-1  39-3  40-1  46-4  47-1  51-3  52-3  53-1  74-3   75-1 78-3  80-3  82-4
 1.35  26-1   39-4   45-2  45-3  54-2  77-3  81-1  81-2
 1.40  26-3   35-4   38-4  75-3  75-4  77-2  80-4  83-1
 1.45  26-4   27-1   46-3  54-3  75-2  77-1  84-1  84-2  84-3
 1.50  45-4   57-4   58-1  76-4  83-2  84-4
 1.55  27-2   36-1   46-1  54-4  58-2  74-2  76-1  76-2  76-3  83-3  83-4
 1.60  30-3   36-2   85-1
 1.65  46-2   55-1   58-3  63-1  70-2  70-3  74-1  85-2  85-3
 1.70  55-2   62-3   62-4
 1.75  27-3   36-3   57-1  57-2  60-3  60-4  85-4
 1.80  37-2   37-3   57-3  58-4  60-2  70-4
 1.85  27-4   55-3   55-4  60-1  62-2  66-4  73-4
 1.90  28-1   30-1   30-2  36-4  56-1  56-4  59-1  59-4  70-1  71-4  73-3
 1.95  56-2   59-2   61-1  63-2  66-3  86-1
 2.00  28-2   29-4   37-1  56-3  59-3  61-2  61-3  63-3  63-4  67-1  69-3   69-4 71-1  71-3  73-2
 2.10  28-3   61-4   62-1  64-1  66-2  67-2  68-1  71-2  72-1  72-2  72-3   86-2 86-3
 2.20  64-2   64-3   64-4  65-1  65-2  65-3  65-4  66-1  67-3  67-4  68-2   68-3 69-1  69-2  72-4  73-1  86-4 87-4 88-1  88-2 88-3
 2.30  28-4   68-4   88-4
 2.40  89-1   90-4
 2.50  29-1   29-2   87-1  89-2  92-4
 2.60  87-2   90-1   90-3  92-3  93-1  93-2  93-3  94-2  94-3  94-4  02-3
 2.70  29-3   89-3   89-4  90-2  91-1  92-2  95-1  02-4  03-1
 2.80  87-3   93-4   94-1  03-3
 2.90  91-2   91-3   91-4  92-1  95-2  03-2  05-4
 3.00  95-3   95-4   05-2  05-3  06-1
 3.25  96-1   96-2   96-3  02-2  03-4  04-2  04-3  04-4  05-1
 3.50  96-4   04-1
 3.75  97-1   01-3   01-4  02-1
 4.00  97-2   01-2
 4.50  97-3   97-4   98-1  01-1
 5.00  98-2   98-3   98-4  00-4
 5.50  99-1   99-2   99-3  99-4  00-1  00-2  00-3
 6.00


     Decile Distribution
     -------------------
     First Decile                  Below 1.08     Stocks Cheap
     Second Decile               1.08 to 1.21     Stocks Cheap
     Third Decile                1.21 to 1.31     Stocks Cheap
     Fourth Decile               1.31 to 1.50
     Fifth Decile                1.50 to 1.74
     Sixth Decile                1.74 to 1.96
     Seventh Decile              1.96 to 2.16
     Eighth Decile               2.16 to 2.58     Stocks Expensive
     NOW-Ninth Decile            2.58 to 3.12     Stocks Expensive
     Tenth Decile              3.12 and above     Stocks Expensive

     Median: 1.74
     Average: 1.87

     High Quartile: 2.24 and above
     Low Quartile: 1.26 and below

     March 31 - 2.90

                      S&P INDUSTRIALS : P/E RATIOS...NORMALIZED
                                  (5 Year Average)
                                    1926 TO DATE

     S&P INDUSTRIALS
     QUARTERLY AVERAGE
     NORMALIZED P/E RATIOS
     1926 TO DATE
     321 QUARTERS
     (311 excluding outliers)


Ratio   Year-Quarter
-----   ------------
  5.5  32-2*
        <F3>
  6.0
  6.5  32-3*  32-4*
        <F3>   <F3>
  7.0
  7.5
  8.0   31-4   32-1   33-1
  8.5   50-1   82-1   82-2   82-3
  9.0   49-1   49-2   49-3   50-2    50-3   51-1   78-1    79-1   80-1    80-2
  9.5   42-2   51-2   51-3   52-1    52-2   53-2   53-3    53-4   79-2    81-3   81-4
 10.0   42-1   42-3   49-4   50-4    51-4   52-3   52-4    53-1   54-1    78-2   78-4   79-3    79-4   81-1    81-2   82-4
 10.5   41-2   41-4   74-4   77-4    78-3   80-3
   11   31-3   40-3   41-1   41-3    42-4   48-1   54-2    75-1   77-2    77-3   80-4   83-1    84-2
 11.5   33-2   54-3   74-3   77-1    84-1   84-3
 12.0   31-2   40-2   40-4   43-1    48-4   83-2   83-3    83-4   84-4
 12.5   26-2   30-4   48-2   48-3    75-2   75-3   75-4    76-1   85-1
 13.0   27-1   43-2   43-4   44-1    54-4   55-1   76-2    76-3   76-4    85-2
 13.5   26-1   26-3   26-4   27-2    38-2   39-2   40-1    43-3   44-2    57-4   58-1   85-3
 14.0   31-1   33-4   44-3   44-4    55-2   58-2   74-2    85-4
 14.5   27-3   33-3   38-1   39-3    47-2   57-1   70-3    74-1
 15.0   28-1   39-1   39-4   70-2
 15.5   30-3   45-1   47-1   47-3    47-4   57-2   57-3    58-3   86-1
 16.0   27-4   29-4   37-4   55-3    56-1   56-4   70-4    90-4
 16.5   28-2   38-3   45-2   55-4    56-2   70-1   88-3    88-4
 17.0   28-3   45-3   56-3   58-4    59-1   73-4   86-3    88-2   89-1
 17.5   30-1   30-2   38-4   46-4    60-2   60-3   60-4    62-3   66-4    68-1   69-3   69-4    73-3   86-2    88-1   90-3
 18.0   34-3   59-2   59-3   59-4    60-1   66-3   67-1    71-1   71-4    73-2   86-4   87-4    89-2   90-1    91-1
 18.5   34-4   62-4   63-1   69-1    71-3   90-2
 19.0   28-4   29-1   29-2   35-1    45-4   62-2   67-2    68-2   69-2    71-2   72-1   87-1    89-4   91-2    91-3   91-4
 19.5   34-2   61-1   66-2   67-3    67-4   68-3   72-2    73-1   89-3
 20.0   46-3   63-2   63-3   66-1    68-4   72-3   92-1    92-2   92-3    92-4   93-1   93-2
 21.0   29-3   34-1   35-2   46-1    61-2   61-3   63-4    64-1   65-1    65-2   65-3   72-4    87-2   93-3    94-2
 22.0   37-3   46-2   61-4   62-1    64-2   64-3   65-4    93-4   94-1    94-3   94-4   95-1    95-2   95-4    02-3   05-4    06-1
 23.0   37-2   64-4   87-3   95-3    02-4   03-1   05-3
 24.0  35-3*   96-1   03-2   05-2
        <F3>
 25.0  36-1*  37-1*   96-3   03-3    03-4   04-3   04-4    05-1
        <F3>   <F3>
 26.0  35-4*  36-2*   96-2   96-4    97-1   02-2
        <F3>   <F3>
 28.0  36-3*   97-2   97-4   01-2    01-3   01-4   02-1    04-1   04-2
        <F3>
 30.0  36-4*   97-3   98-1   98-3    01-1
        <F3>
 32.0   98-2   00-4
 34.0
 36.0   98-4   99-1   00-3
 38.0   99-2   99-3   99-4   00-1    00-2
 40.0


*<F3>     Circled Numbers Indicate Outliers

     Decile Distribution
     -------------------
     First Decile              Below 9.8     Stocks Cheap
     Second Decile           9.8 to 11.2     Stocks Cheap
     Third Decile           11.2 to 13.1     Stocks Cheap
     Fourth Decile          13.1 to 14.7
     Fifth Decile           14.7 to 16.8
     Sixth Decile           16.8 to 17.9
     Seventh Decile         17.9 to 19.2
     Eighth Decile          19.2 to 21.2     Stocks Expensive
     NOW-Ninth Decile       21.2 to 24.6     Stocks Expensive
     Tenth Decile         24.6 and above     Stocks Expensive

     Median: 16.8x
     Average: 17.0x

     High Quartile: 20.1x earnings and above
     Low Quartile: 12.2x earnings and below

     March 31 - 21.2x

  The price-to-earnings histogram is very similar, although you will see many data points from the 1930s on the right side. This is due to the utter collapse of corporate earnings during the depression, thus creating high price-to-earnings ratios. These outliers have been circled. Note the barbell shape and the fact that the March 31, 2006 data point is also in the ninth decile. Due to the inherent volatility in earnings, The Leuthold Group uses a five-year normalizing procedure. Again, further information about the methodology will be available on the Adviser's website.

  The price-to-sales (market capitalization divided by annual revenue) histogram only goes back to 1956 but it is probably the truest representation of underlying value, simply because revenues are much more consistent than either earnings or book value. Here we see the 1970s and early 1980s clustered to the left and the 1990s and 2000s to the right. It is no surprise that this measure is also in the ninth decile.

                                  PRICE/SALES RATIO
                                    1956 TO DATE

      S&P INDUSTRIALS PRICE/SALES RATIO
     1956 TO DATE
     QUARTERLY  DATA
     201 QUARTERS



     Ratio    Year-Quarter
     -----    ------------
       .35    82-1     82-2    82-3
       .40    79-1     79-2    79-3      79-4     80-1     80-2    81-3     81-4
       .45    74-4     77-4    78-1      78-2     78-3     78-4    80-3     80-4    81-1    81-2     82-4
       .50    74-3     75-1    77-2      77-3     83-1     84-1    84-2     84-3    84-4    85-1
       .55    75-2     75-3    75-4      76-4     77-1     83-2    83-3     83-4    85-2    85-3     85-4
       .60    74-2     76-1    76-2      76-3     86-1
       .65    88-1     88-3    88-4      89-1     90-4
       .70    74-1     86-2    86-3      86-4     87-4     88-2    89-2     90-1    90-2    90-3     91-1
       .75    73-4     89-3    89-4      91-2     91-4
       .80    57-4     58-1    70-2      70-3     73-3     87-1    91-3     92-1    92-2    92-3     92-4    93-1     93-2
       .85    57-1     58-2    70-4      73-2     87-2     93-3    93-4     94-1    94-2    94-3     94-4    95-1
       .90    56-1     56-2    56-4      57-2     57-3     70-1    71-4     87-3    95-2
       .95    56-3     58-3    62-3      62-4     66-4     69-3    69-4     71-1    71-3    72-1     72-3    73-1     95-3
      1.00    60-2     60-3    60-4      66-3     71-2     72-2    72-4     95-4
      1.05    58-4     59-4    62-2      63-1     67-1     68-1    69-1     69-2    96-1    96-3
      1.10    59-1     59-2    59-3      60-1     61-1     63-2    63-3     66-2    67-2    67-3     67-4    68-2     68-3    96-2
      1.15    61-2     63-4    65-3      68-4     96-4
      1.20    61-3     62-1    64-1      64-2     64-3     64-4    65-1     65-2    65-4    66-1
      1.25    61-4     97-1    03-1
      1.30    97-2     02-3    02-4      03-2     03-3     04-3
      1.40    97-4     03-4    04-1      04-2     04-4     05-1    05-2     05-3    05-4    06-1
      1.50    97-3
      1.60    98-1     01-3    01-4      02-2
      1.70    98-3     98-4    01-1      01-2     02-1
      1.80    98-2
      1.90    00-4
      2.00    99-1     99-2    99-3      99-4     00-2
      2.25    00-1     00-3


     Decile Distribution
     -------------------
     First Decile             Below 0.47     Stocks Cheap
     Second Decile          0.47 to 0.56     Stocks Cheap
     Third Decile           0.56 to 0.70     Stocks Cheap
     Fourth Decile          0.70 to 0.82
     Fifth Decile           0.82 to 0.91
     Sixth Decile           0.91 to 1.01
     Seventh Decile         1.01 to 1.08
     Eighth Decile          1.08 to 1.21     Stocks Expensive
     NOW-Ninth Decile       1.21 to 1.44     Stocks Expensive
     Tenth Decile         1.44 and above     Stocks Expensive

     Median: 0.91
     Average: 0.88

     High Quartile: 1.14 and above
     Low Quartile: 0.64 and below

     March 31 - 1.35

  The last histogram is perhaps the broadest measure of value, the total market capitalization of U.S. stocks divided by GDP. Again, we see the barbell shape and the same dates on the left and the right as we did in the other histograms. The 136.3% March 31, 2006 reading is in the tenth decile. This histogram is undoubtedly skewed due to the fact that a higher percentage of companies are public today than historically. Still, the conclusion is the same; stocks remain fairly expensive based on long-term historical valuation measures.

                          TOTAL U.S. EQUITY CAPITALIZATION
                               AS A PERCENTAGE OF GDP
                                    1926 TO DATE

TOTAL MARKET VALUE OF U.S.
EQUITIES AS A PERCENT OF NOMINAL GDP
QUARTERLY AVERAGE RATIOS
1926 TO DATE
321 QUARTERS


 Ratio  Year-Quarter
 -----  ------------
   15   32-2
   20
   22
   24   33-1   42-1   42-2
   26   32-1   42-3
   28   31-4   32-4   38-1    41-4   42-4   48-4    49-2
   30   31-3   43-1   43-4    44-1   44-3   48-1    48-3   49-1    49-3
   32   26-1   32-3   43-2    43-3   44-2   44-4    47-2   47-3    47-4   48-2    50-2   53-3  74-3
   34   26-4   35-1   37-4    41-1   41-2   41-3    45-1   46-2    47-1   49-4    50-1   50-3  50-4  51-1  53-2   74-4
   36   26-2   27-1   34-3    40-2   45-2   46-3    51-3   51-4    52-1   52-3    52-4   53-1  53-4  82-2
   38   26-3   27-2   34-4    35-2   38-2   40-3    40-4   52-2    54-1   78-4    80-1   82-1  82-3
   40   33-3   33-4   34-2    38-3   45-3   75-3    77-3   78-1    79-1   79-2    81-3
   42   35-3   37-3   39-2    54-2   75-1   75-4    77-1   77-2    77-4   78-2    79-3   79-4  80-2  81-4
   44   27-3   27-4   34-1    39-1   40-1   45-4    46-1   46-4    54-3   74-2    78-3   84-2
   46   28-1   28-2   30-4    31-2   33-2   39-4    76-1   76-2    76-3   81-2    82-4   84-3  84-4
   48   35-4   36-2   37-2    55-1   57-4   75-2    76-4   80-3    81-1   84-1    85-3
   50   36-1   39-3   54-4    57-3   70-2   80-4    83-1   85-1
   52   28-3   30-3   31-1    36-3   38-4   55-2    55-3   58-1    73-4   74-1    83-3   83-4  85-2  90-3
   54   29-4   36-4   56-3    57-1   58-2   62-2    83-2   85-4    87-4
   56   30-2   37-1   55-4    56-4   57-2   73-2    86-3   88-1    88-3   88-4    89-1   90-4
   58   56-2   58-3   60-1    60-3   70-3   86-4    88-2
   60   28-4   56-1   60-2    62-3   66-3   73-3    86-1   89-2    90-1
   62   29-1   62-4   86-2    90-2   91-2
   64   30-1   58-4   59-1    59-3   59-4   60-4    63-1   66-4    70-1   70-4    73-1   89-3  89-4  91-1
   66   59-2   63-2   69-3    71-2   71-3   91-3
   68   29-2   63-3   63-4    66-2   68-1   69-4    71-1   71-4    72-2   72-3
   70   61-2   61-3   67-1    69-2   72-1   87-1    87-2   92-1    92-2   92-3
   72   29-3   61-1   62-1    64-1   65-2   66-1    67-2   72-4    87-3   91-4
   74   61-4   64-2   64-3    64-4   65-1   65-3    68-2   92-4    93-2   94-2    94-4
   76   65-4   67-3   67-4    68-3   69-1   93-1    93-3   94-1    94-3
   80   68-4   93-4   95-1    95-2   95-3   95-4
  100   96-1   96-2   96-3    96-4   97-1   02-3    02-4   03-1    03-2   03-3
  125   97-2   97-3   97-4    98-1   01-3   01-4    02-1   02-2    03-4   04-1    04-2   04-3  04-4  05-1  05-2   05-3  05-4  06-1
  150   98-2   98-3   98-4    99-1   00-2   00-3    00-4   01-1    01-2
  175   99-2   99-3   99-4    00-1


Decile Distribution
-------------------
First Decile                 Below 32.6%
Second Decile             32.6% to 36.4%
Thrid Decile              36.4% to 41.8%
Fourth Decile             41.8% to 46.8%
Fifth Decile              46.8% to 52.9%
Sixth Decile              52.9% to 59.5%
Seventh Decile            59.5% to 66.7%
Eighth Decile             66.7% to 73.6%
Ninth Decile             73.6% to 107.2%
NOW-Tenth Decile    107.2% and above

Median: 52.9%
Average: 60.9%

Low Quartile: 39.3% and below
High Quartile: 70.6% and above

March 31 - 136.3%

  What does this mean for investors in the FMI Common Stock Fundo While it is true that stocks are not cheap, the histograms also show that stocks can remain "expensive" for decades. For most of the 26-year history of Fiduciary Management, Inc., we have operated in expensive markets and have been able to find quality franchises at reasonable, if not cheap prices. That remains the case today, although it is certainly more difficult than it was five years ago. Massive amounts of capital have poured into the financial markets over the past decade. We are well aware of this and have positioned the Fund portfolio accordingly. Currently, the Fund has approximately 50% more exposure to defensive companies than the benchmark. The research team has a list of potential candidates for the Fund when the price is right.

  Barron's recently cited some numbers showing that three industries - energy, financials, and basic materials - accounted for 44% of the projected earnings for the S&P 500 and 56% of the earnings growth. This is nowhere near as narrow as the late 1990s technology-driven market, but it is considerably more than the 2003-2004 market. Historically, narrow markets have not been a sign of health. We've always viewed uncertain times with an optimistic nature. These periods are particularly fertile for finding new ideas. In short, we are comfortable operating under a yellow flag.

  Thank you for your support of FMI Common Stock Fund, Inc.

  Sincerely,

  /s/Ted D. Kellner        /s/Donald S. Wilson       /s/Patrick J. English
  Ted D. Kellner, CFA      Donald S. Wilson, CFA     Patrick J. English, CFA
  President and            Vice President            Vice President and
  Portfolio Manager                                  Portfolio Manager

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Common Stock Fund, Inc.
STATEMENT OF NET ASSETS
June 30, 2006 (Unaudited)

      SHARES                                                    VALUE(B)<F5>
      ------                                                    ------------

COMMON STOCKS -- 95.6%(A)<F4>

COMMERCIAL SERVICES SECTOR -- 16.4%
-----------------------------------
               ADVERTISING/MARKETING SERVICES -- 3.0%
     362,900   ADVO, Inc.                                        $  8,930,969
     171,500   Harte-Hanks, Inc.                                    4,397,260
                                                                 ------------
                                                                   13,328,229
               MISCELLANEOUS COMMERCIAL SERVICES -- 6.4%
     414,100   ABM Industries Inc.                                  7,081,110
     185,500   Adesa, Inc.                                          4,125,520
     203,100   G & K Services, Inc.                                 6,966,330
     263,000   Global Imaging Systems, Inc.                        10,856,640
                                                                 ------------
                                                                   29,029,600
               PERSONNEL SERVICES -- 7.0%
     394,200   Korn/Ferry International                             7,722,378
     704,900   MPS Group, Inc.                                     10,615,794
     375,000   Watson Wyatt Worldwide Inc.                         13,177,500
                                                                 ------------
                                                                   31,515,672
CONSUMER NON-DURABLES SECTOR -- 8.2%
------------------------------------
               APPAREL/FOOTWEAR -- 3.7%
     445,500   Liz Claiborne, Inc.                                 16,510,230

               FOOD: MEAT/FISH/DAIRY -- 1.9%
     332,600   Pilgrim's Pride Corp.                                8,581,080

               FOOD: SPECIALTY/CANDY -- 2.6%
     298,500   Lancaster Colony Corp.                              11,781,795

CONSUMER SERVICES SECTOR -- 6.2%
--------------------------------
               OTHER CONSUMER SERVICES -- 3.4%
   1,470,600   ServiceMaster Co.                                   15,191,298

               PUBLISHING: NEWSPAPERS -- 1.1%
     442,600   Journal Communications, Inc.                         4,974,824

               RESTAURANTS -- 1.7%
     407,800   Applebee's International, Inc.                       7,837,916

DISTRIBUTION SERVICES SECTOR -- 9.5%
------------------------------------
               ELECTRONICS DISTRIBUTORS -- 5.5%
     515,400   Arrow Electronics, Inc.                             16,595,880
     278,200   ScanSource, Inc.                                     8,156,824
                                                                 ------------
                                                                   24,752,704
               WHOLESALE DISTRIBUTORS -- 4.0%
     185,300   School Specialty, Inc.                               5,901,805
     246,800   United Stationers Inc.                              12,172,176
                                                                 ------------
                                                                   18,073,981
ELECTRONIC TECHNOLOGY SECTOR -- 3.8%
------------------------------------
               COMPUTER PERIPHERALS -- 1.3%
     138,200   Imation Corp.                                        5,673,110

               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 2.5%
     556,500   Paxar Corp.                                         11,447,205

ENERGY MINERALS SECTOR -- 1.3%
------------------------------
               OIL & GAS PRODUCTION -- 1.3%
     150,600   St. Mary Land & Exploration Co.                      6,061,650

FINANCE SECTOR -- 10.2%
-----------------------
               INSURANCE BROKERS/SERVICES -- 3.0%
     530,000   Arthur J. Gallagher & Co.                           13,430,200

               INVESTMENT MANAGERS -- 1.1%
     115,600   Investors Financial Services Corp.                   5,190,440

               LIFE/HEALTH INSURANCE -- 3.4%
     325,000   Protective Life Corp.                               15,151,500

               PROPERTY/CASUALTY INSURANCE -- 2.7%
     581,250   Old Republic International Corp.                    12,421,312

HEALTH SERVICES SECTOR -- 1.6%
------------------------------
               MEDICAL/NURSING SERVICES -- 1.6%
     595,600   Option Care, Inc.                                    7,135,288

HEALTH TECHNOLOGY SECTOR -- 2.6%
--------------------------------
               MEDICAL SPECIALTIES -- 2.6%
     213,200   Beckman Coulter, Inc.                               11,843,260

INDUSTRIAL SERVICES SECTOR -- 3.0%
----------------------------------
               ENGINEERING & CONSTRUCTION -- 1.0%
     240,600   Pike Electric Corp.                                  4,633,956

               ENVIRONMENTAL SERVICES -- 2.0%
     244,300   Waste Connections, Inc.                              8,892,520

PROCESS INDUSTRIES SECTOR -- 11.2%
----------------------------------
               CHEMICALS: SPECIALTY -- 2.0%
     194,500   Albemarle Corp.                                      9,312,660

               CONTAINERS/PACKAGING -- 7.0%
     306,000   AptarGroup, Inc.                                    15,180,660
     534,700   Bemis Company, Inc.                                 16,372,514
                                                                 ------------
                                                                   31,553,174
               INDUSTRIAL SPECIALTIES -- 2.2%
     369,800   Valspar Corp.                                        9,766,418

PRODUCER MANUFACTURING SECTOR -- 5.0%
-------------------------------------
               ELECTRICAL PRODUCTS -- 3.8%
     294,400   Acuity Brands, Inc.                                 11,455,104
     162,600   Littelfuse, Inc.                                     5,590,188
                                                                 ------------
                                                                   17,045,292
               INDUSTRIAL MACHINERY -- 1.2%
     119,900   IDEX Corp.                                           5,659,280

RETAIL TRADE SECTOR -- 5.9%
---------------------------
               DISCOUNT STORES -- 2.0%
     364,200   Family Dollar Stores, Inc.                           8,897,406

               FOOD RETAIL -- 2.2%
     408,000   Ruddick Corp.                                       10,000,080

               SPECIALTY STORES -- 1.7%
     379,100   PETCO Animal Supplies, Inc.                          7,745,013

TECHNOLOGY SERVICES SECTOR -- 5.4%
----------------------------------
               DATA PROCESSING SERVICES -- 5.4%
     991,900   The BISYS Group, Inc.                               13,589,030
     482,800   eFunds Corp.                                        10,645,740
                                                                 ------------
                                                                   24,234,770
TRANSPORTATION SECTOR -- 4.2%
-----------------------------
               AIR FREIGHT/COURIERS -- 1.2%
     165,400   Pacer International, Inc.                            5,388,732

               TRUCKING -- 3.0%
     662,000   Werner Enterprises, Inc.                            13,418,740

UTILITIES SECTOR -- 1.1%
------------------------
               GAS DISTRIBUTORS -- 1.1%
     137,800   Northwest Natural Gas Co.                            5,102,734
                                                                 ------------
               Total common stocks                                431,582,069

   Principal
     Amount
     ------
SHORT-TERM INVESTMENTS -- 4.8%(A)<F4>

               COMMERCIAL PAPER -- 4.1%
  $9,250,000   General Electric Capital Corp.,
                 5.14%, due 7/07/06                              $  9,242,076
   9,250,000   Prudential Funding LLC,
                 5.14%, due 7/07/06                                 9,242,076
                                                                 ------------
               Total commercial paper                              18,484,152

               VARIABLE RATE DEMAND NOTE -- 0.7%
   3,273,150   U.S. Bank, N.A., 5.10%                               3,273,150
                                                                 ------------
               Total short-term investments                        21,757,302
                                                                 ------------
                 Total investments                                453,339,371
               Liabilities, less cash and
                 receivables -- (0.4%)(A)<F4>                      (2,016,436)
                                                                 ------------
                 NET ASSETS                                      $451,322,935
                                                                 ------------
                                                                 ------------
               Net Asset Value Per Share
               ($0.01 par value, indefinite
               shares authorized), offering
               and redemption price
               ($451,322,935 / 17,815,113
               shares outstanding)                               $      25.33
                                                                 ------------
                                                                 ------------

(A)<F4>   Percentages for the various classifications relate to net assets.
(B)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.

                          FMI COMMON STOCK FUND, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                 PAUL S. SHAIN
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                     100 East Wisconsin Avenue, Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Common Stock Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                                  ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.